Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
10.	Income Taxes

The Company did not recognize tax expense during 2014, 2013 or 2012. The reconciliation between U.S. federal income taxes at the statutory rate and the Company’s income tax expense for the year is as follows (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
U.S. tax benefit at statutory rate	$(21,785)	$(11,423)	$(3,495)
U.S. state income tax	(303)	(383)	(105)
State effective rate changes	333	—	—
Permanent differences	1,044	541	748
Deferred tax valuation allowances	22,097	12,758	2,848
Research and development credit	(1,885)	(1,073)	—
Other	499	(420)	4

Income tax expense	$—	$—	$—

Net deferred tax assets and liabilities consisted of the following at December 31 (in thousands):

	2014	2013	2012
Deferred income tax assets:
Net operating loss carryforwards	$31,224	$14,325	$4,519
Research and development credit carryforwards	5,196	2,403	114
Stock compensation	3,425	860	160
Other	190	52	—

Total deferred tax assets	40,035	17,640	4,793
Valuation allowance	(39,554)	(17,457)	(4,718)

Total deferred tax assets, net	481	183	75
Deferred income tax liabilities:
Depreciation and amortization	(481)	(183)	(75)

Total deferred tax assets, net	$—	—	—

Income taxes are computed using the asset and liability method and current income taxes are recorded based on amounts refundable or payable in the current year. Deferred income taxes are recorded based on the estimated future tax effects of loss carryforwards and temporary differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income in the years in which we expect those carryforwards and temporary differences to be recovered or settled. Management regularly evaluates the future realization of deferred tax assets and provides a valuation allowance, if considered necessary, based on such evaluation. As part of the evaluation, management has evaluated taxable income in carryback years, future reversals of taxable temporary differences, feasible tax planning strategies, and future expectations of income. Based upon this evaluation, as of December 31, 2014, the company has recorded a valuation allowance of $39.6 million to reduce the Company’s net deferred tax assets to the amount that is more likely than not to be realized. In 2014, the total valuation allowance increased by $22.1 million primarily due to the increase in net operating loss and federal credit carryforwards which the Company does not believe are more likely than not to be utilized.

As of December 31, 2014, the Company has federal and state income tax net operating loss (NOL) carryforwards, net of the 382 limitation discussed below, of approximately $93.7 million and $0.5 million, respectively, and federal research tax credit carryforwards, net of the 382 limitation discussed below, of approximately $5.2 million. Additionally, the Company has a Federal NOL carryforward of $3.3 million related to the excess tax benefits associated with stock-based compensation and stock option exercises. The benefit of this NOL will be recognized as an increase to the additional paid-in capital at the point when such NOL provides cash benefit to the Company.

The NOL carryforwards and research tax credit carryforwards begin to expire in 2029. The Company has experienced multiple changes in ownership as defined under Internal Revenue Code Section 382, prior to the year ending December 31, 2014. The ownership changes have subjected our net operating loss carryforwards and federal research tax credit carryforwards to an annual limitation. In general, the annual use limitation equals the aggregate value of our stock at the time of the ownership change multiplied by a specified tax-exempt interest rate. We estimate the ownership changes will result in $1.5 million of net operating loss carryforwards expiring unused and $0.1 million of federal research tax credit carryforwards expiring unused. Such unusable net operating loss carryforwards and federal tax credit carryforwards are therefore not included in the amount disclosed in the paragraph above.

The Company had no accrued income taxes payable at December 31, 2014. The federal and state income tax returns of the Company for 2014 are subject to examination by the taxing authority, generally for a period of three years for federal and four years for states from the date the tax returns were filed.

The Company recognizes uncertain tax positions when it is more-likely-than-not, based on the technical merits, that the position will not be sustained upon examination. At December 31, 2014 and 2013, the Company had no uncertain tax positions.